Filed pursuant to Rule 497
File No. 333-178548

Supplement dated May 18, 2015
to
Prospectus dated April 30, 2015

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This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of HMS Income Fund, Inc. (the “Company”) dated April 30, 2015 (as supplemented and amended, the “Prospectus”). This supplement is part of, and should be read in conjunction with, the Prospectus. The Prospectus has been filed with the Securities and Exchange Commission and is available at www.sec.gov or by calling (888) 446-3773. Capitalized terms used in this supplement have the same meanings as in the Prospectus, unless otherwise stated herein.

You should carefully consider the “Risk Factors” beginning on page 27 of the Prospectus before you decide to invest.

This supplement updates the Prospectus to reflect the entry by the Company into the third amendment to its credit agreement with Capital One, as the administrative agent, and with Capital One and the other banks, as participants.
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This supplement amends the Prospectus as follows:

PROSPECTUS SUMMARY

This supplement replaces in its entirety the second and eighth paragraphs in the section entitled “Prospectus Summary-Credit Facilities” on pages 8-9 of the Prospectus (as supplemented) with the following:

On March 11, 2014, we entered into a $70 million senior secured revolving credit facility with Capital One (the "Syndicated Credit Facility"), as the administrative agent, and with Capital One and the other banks, (the "Lenders"). This Syndicated Credit Facility amends and restates the Credit Facility in its entirety. Borrowings under the Syndicated Credit Facility bear interest, subject to the Company’s election, on a per annum basis equal to (i) the adjusted LIBOR rate plus 2.75% or (ii) the base rate plus 1.75%. The base rate is defined as the higher of (a) the prime rate or (b) the Federal Funds Rate (as defined in the credit agreement) plus 0.5%. The adjusted LIBOR rate is defined in the credit agreement for the Syndicated Credit Facility as the LIBOR rate plus such amount as adjusted for statutory reserve requirements for Eurocurrency liabilities. We pay unused commitment fees of 0.25% per annum on the unused lender commitment under the Syndicated Credit Facility if more than 50% of the Syndicated Credit Facility is being used and a commitment fee of 0.375% per annum on the unused lender commitments under the Syndicated Credit Facility if less than 50% of the Syndicated Credit Facility is being used. On May 30, 2014, we entered into the First Amendment (the “First Amendment”) to the Syndicated Credit Facility. The First Amendment provides for, among other things, the creation of certain of our structured subsidiaries (the “Structured Subsidiaries”), which are not guarantors under the Syndicated Credit Facility and which will be permitted to incur debt outside of the Syndicated Credit Facility, subject to certain conditions. The assets of the Structured Subsidiaries are not considered collateral under the Syndicated Credit Facility. The First Amendment contains additional covenants such as maintaining a minimum consolidated tangible net worth, excluding Structured Subsidiaries, limitations regarding industry concentration and an anti-hoarding provision to protect the collateral under the Syndicated Credit Facility. On September 22, 2014, we entered into a Second Amendment (“Second Amendment”) to the Syndicated Credit Facility. The Second Amendment increases the revolver commitments by the amount of $35 million, from $70 million to $105 million. On May 13, 2015, we entered into a Third Amendment (“Third Amendment”) to the Syndicated Credit Facility. The Third Amendment increases the revolver commitments by the amount of $10 million, from $105 million to $115 million. The Syndicated Credit Facility has an accordion provision allowing borrowing capacity to increase up to $150 million.

As of May 15, 2015, we had $85 million outstanding and $30 million available under our Syndicated Credit Facility and had $215 million outstanding and $10 million available under the HMS Funding Facility (not including the accordion feature of either of our Credit Facilities), both of which we estimated approximated fair value and subject to certain limitations and the asset coverage restrictions under the 1940 Act.

RISK FACTORS

This supplement replaces the first and third paragraphs in the risk factor entitled “We may have limited ability to fund new investments if we are unable to expand, extend or refinance our Syndicated Credit Facility or the HMS Funding Facility.” on page 37 of the Prospectus (as supplemented) with the following:

On March 11, 2014, we entered into a $70 million senior secured credit facility (as amended from time to time, the “Syndicated Credit Facility”) with Capital One, National Association (“Capital One”) as the administrative agent, and other banks as participants (together with Capital One, the “Lenders”) in the Facility. The Syndicated Credit Facility amended and restated in its entirety a pre-existing $15 million senior secured revolving credit facility with Capital One. The Syndicated Credit Facility has an accordion provision allowing increases in borrowing of up to $150 million, subject to certain conditions. On September 22, 2014, we and the Lenders entered into a Second Amendment to the Syndicated Credit Facility increasing the revolver commitments to $105 million. On May 13, 2015, we and the Lenders entered into a Third Amendment to the Syndicated Credit Facility increasing the revolver commitments to $115 million. The maturity date of the Syndicated Credit Facility is March 11, 2017, subsequent to which we have two, one-year extension options, with Lender approval.

As of May 15, 2015, we had borrowings of $85 million outstanding on our Syndicated Credit Facility and had borrowings of $215 million outstanding on the HMS Funding Facility.

This supplement replaces the second paragraph in the risk factor entitled “Because we borrow money, the potential for gain or loss on amounts invested in us is magnified and may increase the risk of investing in us.” on page 38 of the Prospectus (as supplemented) with the following:

As of May 15, 2015, we had borrowings of $85 million outstanding on our Syndicated Credit Facility and had borrowings of $215 million outstanding on the HMS Funding Facility.

SENIOR SECURITIES

This supplement replaces in their entirety the third and eighth paragraphs in the section entitled “Senior Securities” on pages 48-49 of the Prospectus (as supplemented) with the following:

On March 11, 2014, we entered into the Syndicated Credit Facility, a $70 million senior secured credit facility with Capital One, as the administrative agent, and other banks the Lenders in the Syndicated Credit Facility. This Syndicated Credit Facility amends and restated in its entirety the Credit Facility. In connection with the entry into the Syndicated Credit Facility, on March 11, 2014, we borrowed $20 million, $13 million of which was used to satisfy our obligations under the Credit Facility. On May 30, 2014, we and the Lenders entered into the First Amendment to the Syndicated Credit Facility. Borrowings under the Syndicated Credit Facility bear interest, subject to the Company’s election, on a per annum basis equal to (i) the adjusted LIBOR rate plus 2.75% or (ii) the base rate plus 1.75%. The base rate is defined as the higher of (a) the prime rate or (b) the Federal Funds Rate (as defined in the credit agreement) plus 0.5%. The adjusted LIBOR rate is defined in the credit agreement for the Syndicated Credit Facility as the LIBOR rate plus such amount as adjusted for statutory reserve requirements for Eurocurrency liabilities. We pay unused commitment fees of 0.25% per annum on the unused lender commitment under the Syndicated Credit Facility if more than 50% of the Syndicated Credit Facility is being used and a commitment fee of 0.375% per annum on the unused lender commitments under the Syndicated Credit Facility if less than 50% of the Syndicated Credit Facility is being used. The Syndicated Credit Facility has a three year term, with two one-year extension options, subject to approval of the Lenders. Additionally, the Syndicated Credit Facility has an accordion provision allowing borrowing capacity to increase to $150 million. Borrowings under the Syndicated Credit Facility are secured by all of our assets, other than the assets of the Structured Subsidiaries, as well as all of the assets, and a pledge of equity ownership interests, of any future subsidiaries of the Company (other than Structured Subsidiaries), which would be joined as guarantors. The credit agreement for the Syndicated Credit Facility contains affirmative and negative covenants usual and customary for credit facilities of this nature, including, but not limited to: (i) maintaining an interest coverage ratio of at least 2.0 to 1.0 (ii) maintaining an asset coverage ratio of at least 2.25 to 1.0 and (iii) maintaining a minimum consolidated tangible net worth, excluding Structured Subsidiaries, of at least $50 million. Further, the Syndicated Credit Facility contains limitations on incurrence of other indebtedness (other than by Structured Subsidiaries), limitations on industry concentration, and an anti-hoarding provision to protect the collateral under the Syndicated Credit Facility. Additionally, we must provide information to Capital One on a regular basis, preserve our corporate existence, comply with applicable laws, including the 1940 Act, pay obligations when they become due, and invest the proceeds of the Offering in accordance with our investment objectives and strategies (as set forth in the Syndicated Credit Facility). Further, the credit agreement contains usual and customary default provisions including, without limitation: (i) a default in the payment of interest and principal; (ii) insolvency or bankruptcy of the Company; (iii) a material adverse change in our business; or (iv) breach of any covenant, representation or warranty in the loan agreement or other credit documents and failure to cure such breach within defined periods. Additionally, the Syndicated Credit Facility requires us to obtain written approval from the administrative agent prior to entering into any material amendment, waiver or other modification of any provision of the Advisory Agreement. The Syndicated Credit Facility has a maturity date of March 11, 2017. On September 22, 2014, we and the Lenders entered into a Second Amendment to the Syndicated Credit Facility that increased the revolver commitments to $105 million. On May 13, 2015, we and the Lenders entered into a Third Amendment to the Syndicated Credit Facility that increased the revolver commitments to $115 million.

As of May 15, 2015, we had $85 million outstanding under our Syndicated Credit Facility and had $215 million outstanding under the HMS Funding Facility. Accordingly, as of May 15, 2015, we had $30 million available under our Syndicated Credit Facility and had $10 million available under the HMS Funding Facility (not including the accordion feature of either of our Credit Facilities) subject to certain limitations and the asset coverage restrictions under the 1940 Act, as discussed below.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

This supplement replaces the third and eighth paragraphs in the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations - Liquidity and Capital Resources - Capital Resources” on pages 65-67 of the Prospectus (as supplemented) with the following:

On March 11, 2014, we entered into a $70 million senior secured revolving credit facility with Capital One (the "Syndicated Credit Facility"), as the administrative agent, and with Capital One and the other banks, (the "Lenders"). This Syndicated Credit Facility amends and restates the Credit Facility in its entirety. Borrowings under the Syndicated Credit Facility bear interest, subject to the Company’s election, on a per annum basis equal to (i) the adjusted LIBOR rate plus 2.75% or (ii) the base rate plus 1.75%. The base rate is defined as the higher of (a) the prime rate or (b) the Federal Funds Rate (as defined in the credit agreement) plus 0.5%. The adjusted LIBOR rate is defined in the credit agreement for the Syndicated Credit Facility as the LIBOR rate plus such amount as adjusted for statutory reserve requirements for Eurocurrency liabilities. We pay unused commitment fees of 0.25% per annum on the unused lender commitment under the Syndicated Credit Facility if more than 50% of the Syndicated Credit Facility is being used and a commitment fee of 0.375% per annum on the unused lender commitments under the Syndicated Credit Facility if less than 50% of the Syndicated Credit Facility is being used. On May 30, 2014, we entered into the First Amendment (the “First Amendment”) to the Syndicated Credit Facility. The First Amendment provides for, among other things, the creation of certain of our structured subsidiaries (the “Structured Subsidiaries”), which are not guarantors under the Syndicated Credit Facility and which will be permitted to incur debt outside of the Syndicated Credit Facility, subject to certain conditions. The assets of the Structured Subsidiaries are not considered collateral under the Syndicated Credit Facility. The First Amendment contains additional covenants such as maintaining a minimum consolidated tangible net worth, excluding Structured Subsidiaries, limitations regarding industry concentration and an anti-hoarding provision to protect the collateral under the Syndicated Credit Facility. On September 22, 2014, we entered into a Second Amendment (“Second Amendment”) to the Syndicated Credit Facility. The Second Amendment increases the revolver commitments by the amount of $35 million, from $70 million to $105 million. On May 13, 2015, we entered into a Third Amendment (“Third Amendment”) to the Syndicated Credit Facility. The Third Amendment increases the revolver commitments by the amount of $10 million, from $105 million to $115 million. The Syndicated Credit Facility has an accordion provision allowing borrowing capacity to increase up to $150 million.

As of May 15, 2015, we had $85 million outstanding and $30 million available under our Syndicated Credit Facility and had $215 million outstanding and $10 million available under the HMS Funding Facility (not including the accordion feature of either of our Credit Facilities), both of which we estimated approximated fair value and subject to certain limitations and the asset coverage restrictions under the 1940 Act.

This supplement inserts the eighth paragraph in the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations - Recent Developments and Subsequent Events” on page 69 of the Prospectus (as supplemented) with the following:

On May 13, 2015, we entered into the Third Amendment to the Syndicated Credit Facility increasing the borrowing capacity to $115 million.